PROMISSORY NOTE

$20,000,000	June 15, 2009

          For value received, and intending to be legally bound, the parties listed on the signature page hereto (the “Borrowers”) jointly and severally promise to pay to the order of WELLS FARGO PREFERRED CAPITAL, INC. (herein “WFPC”), on the Termination Date, as defined in the Loan Agreement defined below, the principal amount of $20,000,000 or such lesser amount as is outstanding under the Loan made by WFPC to Borrowers pursuant to the Loan Agreement. Borrowers also promise to pay interest on the unpaid outstanding principal amount from the date hereof until this Note is paid in full at the rates as, from time to time, are applicable pursuant to and in accordance with Section 2.6 of the Loan Agreement. Any overdue payment of principal and to the extent permitted by law overdue interest shall be payable pursuant to and in accordance with Section 2.6 of the Loan Agreement. Interest shall be calculated and payable on the terms set forth in Section 2.6 of the Loan Agreement.

          All principal and interest shall be payable in lawful money of the United States of America and in federal or other funds immediately available before 12:00 noon, Iowa time, on any Business Day by wire transfer to the office of WFPC located at 800 Walnut Street, Des Moines, Iowa 50309, or to such other address as WFPC otherwise directs.

          This Promissory Note (herein, the “Note”) is the Note referred to in the Loan and Security Agreement dated as of even date herewith among Borrowers and WFPC (as amended, modified, replaced or restated from time to time, the “Loan Agreement”). Reference is made to the Loan Agreement for provisions relating to prepayment and acceleration hereof, and the collateral security for the obligations of the Borrowers hereunder. Capitalized terms used but not otherwise defined in this Note shall have the meanings given to them in the Loan Agreement.

          The occurrence of an Event of Default under the Loan Agreement constitutes an Event of Default under this Note and entitles WFPC, in accordance with the Loan Agreement, to declare this Note immediately due and payable.

          Borrowers hereby waive presentment, demand for payment, notice of dishonor or acceleration, protest and notice of protest and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note, excepting any notice requirements set forth in the Loan Agreement.

          In the event any interest rate applicable hereto is in excess of the highest rate allowable under applicable law, then the rate of such interest will be reduced to the highest rate not in excess of such maximum allowable interest and any excess previously paid by any Borrowers shall be deemed to have been applied against the principal.

          BORROWERS HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR THE LOAN AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF

BORROWERS OR WFPC. THIS PROVISION IS A MATERIAL INDUCEMENT FOR WFPC ENTERING INTO THE LOAN AGREEMENT.

          BORROWERS ACKNOWLEDGE THAT THEY HAVE HAD THE ASSISTANCE OF COUNSEL IN THE REVIEW AND EXECUTION OF THIS NOTE AND THAT THE MEANING AND EFFECT OF THE JURY TRIAL WAIVER IN THE PRECEDING PARAGRAPH HAS BEEN FULLY EXPLAINED TO BORROWERS BY ITS COUNSEL.

          This Note shall be binding upon Borrowers and their successors and assigns and shall inure to the benefit of WFPC and its successors and assigns. This Note shall be governed as to validity, interpretation and effect by the laws of the State of Iowa.

[Signatures Appear on the Following Page]

          IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

          IN WITNESS WHEREOF, Borrowers have duly executed and delivered this Note to WFPC on the date first set forth above.

BORROWERS:	CARBIZ USA INC.
CARBIZ AUTO CREDIT, INC.
CARBIZ AUTO CREDIT AQ, INC.
TEXAS AUTO CREDIT, INC.
CARBIZ AUTO CREDIT JV1, LLC
CARBIZ AUTO CREDIT IN1, INC.
CARBIZ AUTO CREDIT IN2, INC.
CARBIZ AUTO CREDIT IN3, INC.
CARBIZ AUTO CREDIT IN4, INC.
CARBIZ AUTO CREDIT NE, INC.

By:	/s/ Ross R. Lye
President

[SIGNATURE PAGE TO PROMISSORY NOTE]